UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 31, 2003

Date of Report (Date of Earliest Event Reported)

FIRST REPUBLIC MORTGAGE LOAN TRUST

Mortgage Loan Pass-Through Certificates, Series 2002-FRB1 Trust

(Exact Name of Registrant as Specified in Its Charter)

New York (governing law of Pooling and Servicing Agreement	333-50248-02	Pending

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Wells Fargo Bank Minnesota, N.A.
9062 Old Annapolis Road
Columbia, MD

(Address of Principal Executive Offices)

21045

(Zip Code)

(410) 884-2000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events

On September 16, 2002, a distribution was made to holders of FIRST REPUBLIC MORTGAGE LOAN TRUST, Mortgage Loan Pass-Through Certificates, Series 2002-FRB1 Trust. A Form 8-K was filed with respect to this distribution on September 27, 2002.

Subsequent to the filing of the 8-K, a revision was made to the delinquency page of the payment date statement which was included in the 8-K filed. A revised Loan Status Stratification/Credit Enhancement Statement showing such revision is attached hereto as Exhibit 99.1. The exhibit to the 8-K filed on September 27, 2002 is hereby amended by replacing the Loan Status Stratification/Credit Enhancement Statement with the version attached hereto.

Item 7. Financial Statements and Exhibits

(c) Exhibits furnished in accordance with Item 601(a) of Regulation S-K

Exhibit
Number	Description

99.1	Revised Loan Status Stratification/Credit Enhancement Statement in connection with the Monthly Report distributed to holders of Mortgage Loan Pass-Through Certificates, Series 2002-FRB1 Trust, relating to the September 16, 2002 distribution.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 31, 2003

FIRST REPUBLIC MORTGAGE LOAN TRUST Mortgage Loan Pass-Through Certificates, Series 2002-FRB1

By:	Wells Fargo Bank Minnesota, N.A., as Trustee

By:	/s/ Beth Belfield

Beth Belfield Assistant Vice President

INDEX TO EXHIBITS

Exhibit Number

99.1	Revised Loan Status Stratification/Credit Enhancement Statement in connection with the Monthly Report distributed to holders of Mortgage Loan Pass-Through Certificates, Series 2002-FRB1 Trust, relating to the September 16, 2002 distribution.